Loans - Schedule of Future Loan Obligations According to the Terms of the Loan (Details) - Oct. 31, 2024	JPY (¥)	USD ($)
Schedule of Future Loan Obligations According to the Terms of the Loan [Abstract]
Remainder of 2025	¥ 8,205,000	$ 53,856
2026	15,204,000	99,797
2027	15,204,000	99,797
2028	8,687,000	57,020
2029	5,004,000	32,845
Thereafter	4,964,000	32,583
Total	¥ 57,268,000	$ 375,898